P.A. 2497 ASA SA-39-1 FOIA CONFIDENTIAL TREATMENT REQUESTED Supplemental Agreement No. 39 to Purchase Agreement No. 2497 between The Boeing Company and Alaska Airlines, Inc. Relating to Boeing Models 737-800 and 737-900ER Aircraft THIS SUPPLEMENTAL AGREEMENT, entered into as of February 12, 2015, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer). WHEREAS, the parties hereto entered into Purchase Agreement No. 2497 dated June 15, 2005 (Purchase Agreement), as amended and supplemented, relating to Boeing Model 737- 890 aircraft and 737-990ER aircraft (737-990ER Aircraft); WHEREAS, Boeing offered and Customer agrees to purchase two (2) Boeing Model 737-900ER aircraft as set forth below (Incremental Aircraft): Contract Delivery Month Manufacturer Serial Number [***] [***] [***] [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplemental Agreement No. 39 to Purchase Agreement No. 2497 P.A. 2497 ASA SA-39-2 WHEREAS, Boeing offered and Customer agrees to purchase two (2) Boeing Model 737-900ER aircraft as set forth below (Incremental Quarterly Aircraft): Contract Delivery Month Manufacturer Serial Number [***] [***] [***] [***] ; WHEREAS, Customer agrees to exercise its option to purchase two (2) Option Aircraft described in Letter Agreement 2497-1R21 and concurrently substitute such Option Aircraft to 737-900ER aircraft (Exercised Option Aircraft): Contract Delivery Month Manufacturer Serial Number [***] [***] [***] [***] ; WHEREAS, Boeing and Customer acknowledge that the reference to Letter Agreement ASA-PA-2497-LA-1209641R2 entitled “Special Matters” in the preamble of SA-38 under “Letter Agreements”, is erroneous and agree to disregard such reference. Boeing and Customer agree the correct reference is the following: “Letter Agreement ASA-PA-2497-LA-1209641R3 entitled “Special Matters”, is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-2497-LA-1209641R4, attached hereto, to identify the applicable Aircraft for such Letter Agreement.”; and WHEREAS, Boeing and Customer agree to update Letter Agreement ASA-PA-2497- LA-1404217 entitled [***] to identify the applicable Aircraft for such Letter Agreement. NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows: * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplemental Agreement No. 39 to Purchase Agreement No. 2497 P.A. 2497 ASA SA-39-3 1. Purchase Agreement Table of Contents and Tables. 1.1 Remove and replace, in its entirety, the Purchase Agreement “Table of Contents”, with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. 39. 1.2 “Table 1C to Purchase Agreement 2497”, is deleted in its entirety and replaced with a revised Table 1C to Purchase Agreement 2497, attached hereto, to reflect the addition of the Incremental Aircraft and the Exercised Option Aircraft. 1.3 “Table 1D to Purchase Agreement 2497”, attached hereto, is hereby added to the Purchase Agreement to reflect the addition of the Incremental Quarterly Aircraft. The month of delivery has not yet been identified for the Incremental Quarterly Aircraft. Boeing will, at its sole discretion, identify the specific delivery months for the Incremental Quarterly Aircraft, and will notify Customer of the delivery months no later than July 31, 2015. 2. Supplemental Exhibits. Supplemental Exhibit BFE1 entitled “Buyer Furnished Equipment Variables”, is deleted in its entirely and replaced with a revised Supplemental Exhibit BFE1 attached hereto, to reflect the addition of the Incremental Aircraft and the Exercised Option Aircraft. The Supplemental Exhibit BFE1 reflects [***] on-dock dates for the Incremental Quarterly Aircraft. As soon as the delivery months are identified for the Incremental Quarterly Aircraft, Boeing and Customer agree to revise the Supplemental Exhibit BFE1 accordingly. 3. Letter Agreements. 3.1 Attachment 3 to Letter Agreement 2497-1R21 entitled “Option Aircraft”, is hereby deleted in its entirety and replaced with a revised Attachment 3, attached hereto, to reflect the removal of the Exercised Option Aircraft, pursuant to this Supplemental Agreement No. 39. 3.2 Letter Agreement ASA-PA-2497-1208492R6 entitled “Aircraft Performance Guarantees”, is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA- PA-2497-1208492R7, attached hereto, to incorporate the Incremental Aircraft, Incremental Quarterly Aircraft, and Exercised Option Aircraft. 3.3 Letter Agreement ASA-PA-2497-LA-1403488 entitled “Special Matters – SA- 37”, is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-2497- LA-1403488R1 entitled “Special Matters – SA-37 and SA-39”, attached hereto, to incorporate the Incremental Aircraft, Incremental Quarterly Aircraft, and the Exercised Option Aircraft. 3.4 Letter Agreement ASA-PA-2497-LA-1404217 entitled [***], is hereby deleted its entirely and replaced with a revised Letter Agreement ASA-PA-2497-LA-1404217R1, attached hereto, to identify the applicable Aircraft for such Letter Agreement. * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplemental Agreement No. 39 to Purchase Agreement No. 2497 P.A. 2497 ASA SA-39-4 3.5 Letter Agreement 6-1162-LLL-0130R3 entitled “Boeing Proposal relating to Space Bins”, is hereby added to the Purchase Agreement. 4. Advance Payments. The sum of [***] is the amount due in advance payments, as a result of (i) purchasing the Incremental Aircraft and Incremental Quarterly Aircraft; and (ii) exercising and converting the Option Aircraft. The Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect. EXECUTED IN DUPLICATE as of the day and year first written above. THE BOEING COMPANY ALASKA AIRLINES, INC. By: /s/ Lanine Lange By: /s/ Mark Eliasen Its: Attorney-In-Fact Its:__Vice President, Finance & Treasurer_ * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	23
2.	Delivery Schedule	
3.	Price	
4.	Payment	
5.	Miscellaneous	
TABLE		
1A.	Aircraft Information Table – 737-990ER Aircraft	34
1B.	Aircraft Information Table – 737-990ER Aircraft	37
1C.	Aircraft Information Table – 737-990ER Aircraft	**39**
1D.	**Aircraft Information Table – 737-990ER Aircraft**	**39**
EXHIBIT		
A3.	Aircraft Configuration – 737-990ER Aircraft	29
A4.	Aircraft Configuration – 737-890 Aircraft (BSI)	27
A5.	Aircraft Configuration – 737-990ER Aircraft	29
A6.	Aircraft Configuration – 737-990ER Aircraft	37
B.	Aircraft Delivery Requirements and Responsibilities	23
SUPPLEMENTAL EXHIBITS		
AE1.	Escalation Adjustment/Airframe and Optional Features	23
BFE1.	BFE Variables	**39**
CS1.	Customer Support Variables: 737-890 Aircraft	23
CS2.	Customer Support Variables: 737-990ER Aircraft	23
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	23
SLP1.	Service Life Policy Components	

P.A. No. 2497 i **SA-39**

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER
2497-1R21	Option Aircraft	37
	Attachment 1	37
	Attachment 2	37
	Attachment 3	**39**
2497-2R4	Aircraft Model Substitution	37
2497-3R1	Seller Purchased Equipment	23
2497-4R1	Demonstration Flight Waiver	23
2497-5R1	Customer Software	23

RESTRICTED LETTER AGREEMENT		SA NUMBER
6-1162-MSA-588	Aircraft Performance Guarantees - Model 737-800	
6-1162-MSA-589	**[***]**	
	[***]	
6-1162-MSA-592R1	Special Purchase Agreement Provisions	23
6-1162-SCR-112R3	Aircraft Performance Guarantees Model 737-990ER	34
6-1162-SCR-111R3	**[***]**	**33**
	[***]	
6-1162-SCR-124R3	[***]	29
	Attachment A	29
	Attachment B	29
ASA-PA-2497-LA-1106553R2	Promotional Support – 737-990ER Aircraft	34
ASA-PA-2497-LA-1208492**R7**	Aircraft Performance Guarantees Model 737-990ER	**39**
ASA-PA-2497-LA-1209641R4	Special Matters	38

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497 ii **SA-39**

BOEING PROPRIETARY

P.A. No. 2497 iii SA-39 BOEING PROPRIETARY ASA-PA-2497-LA-1209478 737 Production Adjustments ......................... 29 6-1162-LLL-0140 Special Business Consideration – MSN 41735 .............. 36 ASA-PA-2497-LA-1403488R1 Special Matters – SA-37 and SA-39 ............. 39 RESTRICTED LETTER AGREEMENT NUMBER 6-1162-LLL-0130R3 Boeing Proposal Relating to Space Bins .................... 39 ASA-PA-2497-LA-1404217R1 [***] ........................................................................... 39 [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497 iv SA-39 BOEING PROPRIETARY SUPPLEMENTAL AGREEMENTS ......................................................... DATED AS OF: Supplemental Agreement No. 1 ................................................................ December 20, 2005 Supplemental Agreement No. 2 .................................................................... January 31, 2006 Supplemental Agreement No. 3 .................................................................. February 28, 2006 Supplemental Agreement No. 4 ...................................................................... March 31, 2006 Supplemental Agreement No. 5 ......................................................................... May 31, 2006 Supplemental Agreement No. 6 ......................................................................... June 30, 2006 Supplemental Agreement No. 7 .......................................................................... July 31, 2006 Supplemental Agreement No. 8………………………………………….. . October 31, 2006 Supplemental Agreement No. 9……………………………………….. . November 30, 2006 Supplemental Agreement No. 10……………………………………… .. December 20, 2006 Supplemental Agreement No. 11………………………...………………. .. January 31, 2007 Supplemental Agreement No. 12…………………………………………… .. April 26, 2007 Supplemental Agreement No. 13……………………………………………. .. .July 31, 2007 Supplemental Agreement No. 14……………………………………… . September 24, 2007 Supplemental Agreement No. 15…………………………………………. October 31, 2007 Supplemental Agreement No. 16…………………………………………… January 5, 2009 Supplemental Agreement No. 17………………………………………… February 11, 2009 Supplemental Agreement No. 18…………………………………………… .. April 22, 2009 Supplemental Agreement No. 19……………………………………….. .. December 9, 2009 Supplemental Agreement No. 20……………………………… .................... March 15, 2010 Supplemental Agreement No. 21……………………………… ....................... June 18, 2010 Supplemental Agreement No. 22……………………………… ....................... June 30, 2010 Supplemental Agreement No. 23 .................................................................. January 24, 2011 Supplemental Agreement No. 24 ........................................................................ July 27, 2011 Supplemental Agreement No. 25 ................................................................... October 7, 2011 Supplemental Agreement No. 26 ............................................................. November 30, 2011 Supplemental Agreement No. 27 .............................................................. December 23, 2011 Supplemental Agreement No. 28 ....................................................................... June 11, 2012 Supplemental Agreement No. 29 ................................................................. October 10, 2012

P.A. No. 2497 v SA-39 BOEING PROPRIETARY SUPPLEMENTAL AGREEMENTS ......................................................... DATED AS OF: Supplemental Agreement No. 30 ................................................................ February 22, 2013 Supplemental Agreement No. 31 ....................................................................... May 16, 2013 Supplemental Agreement No. 32 ............................................................. September 25, 2013 Supplemental Agreement No. 33 .................................................................... January 2, 2014 Supplemental Agreement No. 34 ................................................................ February 28, 2014 Supplemental Agreement No. 35 ....................................................................... May 30, 2014 Supplemental Agreement No. 36 ....................................................................... June 26, 2014 Supplemental Agreement No. 37 ................................................................... October 6, 2014 Supplemental Agreement No. 38 .................................................................... January 8, 2015 Supplemental Agreement No. 39............................................................ February 12, 2015

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1, pages 1 through 12 and 14	Table 1 to Purchase Agreement No. PA-02497	Various SAs	Inactive
1, page 13	Table 1 to Purchase Agreement No. PA-02497	SA 27	Deleted under SA 29
1, pages 15.1 through 17	Table 1 to Purchase Agreement No. PA-02497	SA 28	Deleted under SA 29

EXHIBITS

Exhibit	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-890 Aircraft	SA-6	Inactive
A-1	Aircraft Configuration – 737-890 Aircraft	SA-20	Deleted under SA-20
A-2	Aircraft Configuration – 737-890 Aircraft	SA-20	Inactive

LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-IRS-118	Special Matters - Economic Impact	SA-18	Deleted under SA-19
6-1162-SCR-025R2	"Special Matters" – Economic Impact Aircraft - Rescheduled delivery dates	SA-22	Inactive
6-1162-SCR-028	Notice of Exercise by	SA-19	Inactive

P.A. No. 2497 vi **SA-39**

BOEING PROPRIETARY

Letter Agreement	Title	Last Updated under SA	Current Status
	Boeing of its Right to Reschedule Economic Impact Aircraft		
2497-6R6	Promotion Support (737-890 Aircraft)	SA-16	Inactive
6-1162-SCR-027	Promotion Support - [***] (737-890 Aircraft)	SA 19	Inactive
6-1162-LLL-004	Promotion Support [***] (737-890 Aircraft)	SA 28	Inactive
6-1162-SCR-106R1	737-990ER Model Open Configuration Matters	SA 24	Inactive
6-1162-MSA-691R5	[***]	SA-23	Inactive
Attachment A of 6-1162-MSA-691R5	[***]	SA-25	Inactive
Attachments 1A, 1B, and 2 of 6-1162-MSA-597	[***]	SA 17	Deleted under SA 25
6-1162-MSA-597R23	Special Matters	SA 29	Inactive

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497 vii SA-39
BOEING PROPRIETARY

Table 1C To Purchase Agreement No. PA-02497 Aircraft Delivery, Description, Price and Advance Payments Page 1 of 2 ASA-PA-02497 70842-1F.TXT Boeing Proprietary SA 39 [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Table 1C To Purchase Agreement No. PA-02497 Aircraft Delivery, Description, Price and Advance Payments Page 2 of 2 ASA-PA-02497 70842-1F.TXT Boeing Proprietary SA 39 [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Table 1D To Purchase Agreement No. PA-02497 Aircraft Delivery, Description, Price and Advance Payments Delivery Positions Identified by Quarter Page 1 of 1 ASA-PA-02497 70842-1F.TXT Boeing Proprietary SA 39 [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497 BFE1 SA-39 BOEING PROPRIETARY BUYER FURNISHED EQUIPMENT VARIABLES between THE BOEING COMPANY and ALASKA AIRLINES, INC. Supplemental Exhibit BFE1 to Purchase Agreement Number 2497

ASA P.A. No. 2497 BFE1-1 SA-39 BOEING PROPRIETARY BUYER FURNISHED EQUIPMENT VARIABLES relating to BOEING MODEL 737-990ER AIRCRAFT This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the 737-990ER Aircraft. 1. Supplier Selection. Customer will: 1.1 For 737-990ER Aircraft, select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates: Galley System [***] Galley Inserts [***] Seats (passenger) [***] Overhead & Audio System [***] In-Seat Video System [***] Miscellaneous Emergency [***] Equipment Cargo Handling Systems [***] 2. On-dock Dates On or before January 2012, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below for 737-990ER Aircraft: * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Item	Preliminary On-Dock Dates			
Delivery Date	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]				
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]				
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Item	Preliminary On-Dock Dates			
Delivery Date	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]				
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]				
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497

BFE1-2
SA-39

BOEING PROPRIETARY

ASA P.A. No. 2497 BFE1-3 SA-39 BOEING PROPRIETARY Item Preliminary On-Dock Dates Delivery Date [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Item Preliminary On-Dock Dates Delivery Date [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497 BFE1-4 SA-39 BOEING PROPRIETARY Item Preliminary On-Dock Dates Delivery Date [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Item Preliminary On-Dock Dates Delivery Date [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497 BFE1-5 SA-39 BOEING PROPRIETARY Delivery Date [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Delivery Date [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA P.A. No. 2497 BFE1-6 SA-39 BOEING PROPRIETARY 3. Additional Delivery Requirements - Import. Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier. http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

Attachment 3 to Option Aircraft Letter Agreement 2497-1R21 737-800Options Aircraft Delivery, Description, Price and Advance Payments (1) ASA Page 1 68072 Boeing Proprietary SA-39 [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-2497-LA-1208492R7 Performance Guarantees Page 1 SA-39 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ASA-PA-2497-LA-1208492R7 Alaska Airlines, Inc. 19300 International Blvd. Seattle, Washington, 98188 Subject: Aircraft Performance Guarantees Reference: Purchase Agreement No. PA-2497 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-990ER aircraft This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement ASA-PA-2497-LA-1208492R6 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. For the purposes of this Letter Agreement, Aircraft is defined to be the following: Delivery Date Manufacturer Serial Number [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

ASA-PA-2497-LA-1208492R7 Performance Guarantees Page 2 SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

ASA-PA-2497-LA-1208492R7 Performance Guarantees Page 3 SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

ASA-PA-2497-LA-1208492R7 Performance Guarantees Page 4 SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. [***] [***] *Note: The month of delivery has not yet been identified for such Aircraft. Boeing will identify the specific delivery months no later than July 31, 2015 and will revise this Letter Agreement accordingly. Boeing agrees to provide Customer with the performance guarantees in the Attachment to this Letter Agreement. These guarantees are exclusive and expire upon delivery of the Aircraft (as defined below) to Customer. Customer agrees to limit the remedy for non-compliance of any performance guarantee to the terms in Letter Agreement No. 6- 1162-SCR-111R3, as amended. 1. Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part. 2. Confidential Treatment. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

ASA-PA-2497-LA-1208492R7 Performance Guarantees Page 5 SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Very truly yours, THE BOEING COMPANY By /s/ Lanine Lange Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: February 12, 2015 ALASKA AIRLINES, INC. By /s/ Mark Eliasen Its VP/Finance & Treasurer

Attachment to Letter Agreement No. ASA-PA-2497-LA-1208492R7 CFM56-7B27E Engines Page 1 P.A. No. 2497 AERO-B-BBA4-M12-0475B SS12-0231 BOEING PROPRIETARY MODEL 737-900ER WITH WINGLETS PERFORMANCE GUARANTEES FOR ALASKA AIRLINES, INC. SECTION CONTENTS 1 AIRCRAFT MODEL APPLICABILITY 2 FLIGHT PERFORMANCE 3 MANUFACTURER'S EMPTY WEIGHT 4 SOUND LEVELS 5 AIRCRAFT CONFIGURATION 6 GUARANTEE CONDITIONS 7 GUARANTEE COMPLIANCE 8 EXCLUSIVE GUARANTEES

Attachment to Letter Agreement No. ASA-PA-2497-LA-1208492R7 CFM56-7B27E Engines Page 2 P.A. No. 2497 AERO-B-BBA4-M12-0475B SS12-0231 BOEING PROPRIETARY 1. AIRCRAFT MODEL APPLICABILITY The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-900ER Aircraft with winglets and a maximum takeoff weight of [***] pounds, a maximum landing weight of [***] pounds, and a maximum zero fuel weight of [***] pounds, and equipped with Boeing furnished CFM56-7B27E engines. 2. FLIGHT PERFORMANCE 2.1 [***] 2.2 [***] 2.3 Mission 2.3.1 [***] 2.3.2 Operational Empty Weight Basis The Operational Empty Weight (OEW) derived in Paragraph 2.3.3 is the basis for the mission guarantee of Paragraph 2.3.1. 2.3.3 737-900ER Weight Summary - Alaska Airlines Pounds Standard Model Specification MEW [***] Configuration Specification D019A001, Rev. N, Dated January 29, 2010 204 Tourist Class Passengers CFM56-7 Engines 164,500 lb (74,615 kg) Maximum Taxi Weight 6,875 U.S. Gallons (26,024 liters) Fuel Capacity * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment to Letter Agreement No. ASA-PA-2497-LA-1208492R7 CFM56-7B27E Engines Page 3 P.A. No. 2497 AERO-B-BBA4-M12-0475B SS12-0231 BOEING PROPRIETARY Changes for Alaska Airlines Interior Change to 181 Passengers (16 FC / 165 EC) [***] (Ref: LOPA - 379-0595 Rev. K) Boeing Sky Interior 188,200 lb (85,366 kg) Maximum Taxi Weight [***] Mid-Cabin Exit Door Plug With Full-Sized Passenger Window [***] Extended Operations (ETOPS) [***] Heads-Up Display (HUD) [***] Standby Power - 60-Minute Capability [***] Heavy Duty Cargo Compartment Linings/Panels [***] Centerline Overhead Stowage Compartments (5) [***] Winglets [***] Customer Options Allowance [***] Alaska Airlines Manufacturer's Empty Weight (MEW) [***] Standard and Operational Items Allowance (Paragraph 2.3.4) [***] Alaska Airlines Operational Empty Weight (OEW) [***] Quantity Pounds Pounds * Seat Weight Included: [***] First Class Double [***] [***] Economy Class Triple w/3 In-Arm Food Trays [***] [***] Economy Class Triple [***] [***] 2.3.4 Standard and Operational Items Allowance Qty Pounds Pounds Pounds Standard Items Allowance [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment to Letter Agreement No. ASA-PA-2497-LA-1208492R7 CFM56-7B27E Engines Page 4 P.A. No. 2497 AERO-B-BBA4-M12-0475B SS12-0231 BOEING PROPRIETARY Unusable Fuel [***] Oil [***] Oxygen Equipment [***] Passenger Portable [***] [***] Crew Masks [***] [***] Miscellaneous Equipment [***] Crash Axe [***] [***] Megaphones [***] [***] Flashlights [***] [***] Smoke Hoods [***] [***] Seat Belt Extensions [***] [***] Galley Structure & Fixed Inserts [***] Operational Items Allowance [***] Crew and Crew Baggage [***] Flight Crew [***] [***] Cabin Crew [***] [***] Baggage [***] [***] Catering Allowance & Removable Inserts [***] First Class [***] [***] Economy Class [***] [***] Passenger Service Equipment [***] [***] Potable Water - 60 USG [***] Waste Tank Disinfectant [***] Emergency Equipment [***] Escape Slides - Forward [***] [***] Escape Slides - Aft [***] [***] Life Vests - Crew and Passengers [***] [***] Life Rafts [***] [***] Auto Radio Beacon (ELT) [***] [***] Total Standard and Operational Items Allowance [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment to Letter Agreement No. ASA-PA-2497-LA-1208492R7 CFM56-7B27E Engines Page 5 P.A. No. 2497 AERO-B-BBA4-M12-0475B SS12-0231 BOEING PROPRIETARY 3. MANUFACTURER'S EMPTY WEIGHT The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001ASA39E-1 plus one percent. 4. SOUND LEVELS 4.1 Community Sound Levels 4.1.1 Certification The Aircraft shall be certified in accordance with the requirements of 14CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4. 5. AIRCRAFT CONFIGURATION 5.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D019A001ASA39E-1 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees. 5.2 [***] (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement. (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights. 6. GUARANTEE CONDITIONS * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment to Letter Agreement No. ASA-PA-2497-LA-1208492R7 CFM56-7B27E Engines Page 6 P.A. No. 2497 AERO-B-BBA4-M12-0475B SS12-0231 BOEING PROPRIETARY 6.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes. 6.2 The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 40, dated April 27, 2007. 6.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change. 6.4 [***] 6.5 [***] 6.6 [***] 6.7 [***] 7. GUARANTEE COMPLIANCE 7.1 Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6. 7.2 [***] 7.3 Compliance with the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification. * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment to Letter Agreement No. ASA-PA-2497-LA-1208492R7 CFM56-7B27E Engines Page 7 P.A. No. 2497 AERO-B-BBA4-M12-0475B SS12-0231 BOEING PROPRIETARY 7.4 The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification. 7.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report." 7.6 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees. 7.7 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification 8. EXCLUSIVE GUARANTEES The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

ASA-PA-2497-LA-1403488R1 Page 1 Special Matters – SA-37 and SA-39 SA-39 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ASA-PA-2497-LA-1403488R1 Alaska Airlines, Inc. P.O. Box 68900 Seattle, WA 98168-0900 Subject: Special Matters – SA-37 and SA-39 Reference: Purchase Agreement No. 2497 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Boeing Models 737-800 aircraft (737-890 Aircraft) and 737-900ER aircraft (737-990ER Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement applies to the 737-990ER Aircraft listed below (collectively, Aircraft), Option Aircraft, and Substitute Aircraft, unless otherwise specified in this Letter Agreement. For the purposes of this Letter Agreement, the Option Aircraft will mean Aircraft after Customer exercises the Option Aircraft and the Substitute Aircraft will mean Aircraft after Customer elects to substitute the purchase of the 737-990ER aircraft in lieu of the 737-890 Aircraft. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. Contract Delivery Month Manufacturer Serial Number [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

ASA-PA-2497-LA-1403488R1 Page 2 Special Matters – SA-37 and SA-39 SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Contract Delivery Month Manufacturer Serial Number [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] *Note: The month of delivery has not yet been identified for such Aircraft. Boeing will identify the specific delivery months no later than July 31, 2015 and will revise this Letter Agreement accordingly. 1. Credit Memoranda. 1.1 Basic Credit Memorandum. Concurrent with the delivery of each Aircraft, Boeing will provide a Basic Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of [***]. 1.2 [***] Concurrent with the delivery of each Aircraft, Boeing will provide a [***] in an amount determined by multiplying the Airframe Price by a factor of [***]. 1.3 [***] Credit Memoranda. 1.3.1 [***] Credit Memorandum #1. Concurrent with the delivery of each Aircraft, Boeing will provide a [***] Credit Memorandum #1 in an amount determined by multiplying the Airframe Price by a factor of [***].

ASA-PA-2497-LA-1403488R1 Page 3 Special Matters – SA-37 and SA-39 SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. 1.3.2 [***] Credit Memorandum #2. Concurrent with the delivery of each 737-890 Aircraft, Boeing will issue to Customer a [***] Credit Memorandum #2 in an amount of [***]. 1.3.3 [***] Credit Memorandum #2. Concurrent with the delivery of each 737-990ER Aircraft, Boeing will issue to Customer a [***] Credit Memorandum #2 in an amount of [***]. 1.3.4 [***] Credit Memorandum #3. Concurrent with the delivery of each 737-890 Aircraft, Boeing will issue to Customer a [***] Credit Memorandum #3 in an amount of [***]. 1.3.5 [***] Credit Memorandum #3. Concurrent with the delivery of each 737-990ER Aircraft, Boeing will issue to Customer a [***] Credit Memorandum #3 in an amount of [***]. 1.3.6 [***] Credit Memorandum #4. Concurrent with the delivery of each 737-890 Aircraft, Boeing will issue to Customer a [***] Credit Memorandum #4 in an amount of [***]. 1.3.7 [***] Credit Memorandum #4. Concurrent with the delivery of each 737-990ER Aircraft, Boeing will issue to Customer a [***] Credit Memorandum #4 in an amount of [***]. 1.3.8 [***] 1.4 [***] Credit Memorandum. 1.4.1 [***] Credit Memorandum. Concurrent with the delivery of each 737- 890 Aircraft, Boeing will provide a [***] Credit Memorandum in an amount [***]. 1.4.2 [***] Credit Memorandum. Concurrent with the delivery of each 737- 990ER Aircraft, Boeing will provide a [***] Credit Memorandum in an amount [***]. 2. Escalation of Credit Memoranda. Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs 1.1 through 1.4 are in [***]. The Credit Memoranda will be escalated to the scheduled month of the respective Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft. [***]

ASA-PA-2497-LA-1403488R1 Page 4 Special Matters – SA-37 and SA-39 SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. 3. Option Aircraft. Pursuant to the Option Aircraft Letter Agreement 2497-1, as amended, of the Purchase Agreement (Option Aircraft Letter Agreement), Customer may exercise its rights to purchase certain Option Aircraft. [***] 4. Substitute Aircraft. Pursuant to the Aircraft Model Substitution Letter Agreement 2497-2 of the Purchase Agreement, as amended (Substitute Aircraft Letter Agreement), Customer may substitute the purchase of Boeing Model 737-900ER aircraft in lieu of 737-890 Aircraft. [***] 5. Assignment. Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. 6. Confidentiality. Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

ASA-PA-2497-LA-1403488R1 Page 5 Special Matters – SA-37 and SA-39 SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Very truly yours, THE BOEING COMPANY By /s/ Lanine Lange Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: February 12, 2015 ALASKA AIRLINES, INC. By /s/ Mark Eliasen Its VP/Finance & Treasurer

ASA-PA-2497-LA-1404217R1 Page 1 [***] SA-39 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ASA-PA-2497-LA-1404217R1 Alaska Airlines, Inc. P.O. Box 68900 Seattle, WA 98168-0900 Subject: [***] Reference: (a) Purchase Agreement No. 2497 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Boeing Models 737-800 aircraft and 737- 900ER aircraft (b) Master Change No. 2500E364F54 dated October 13, 2014, entitled “MP – Interior Arrangement – Revision – Forward LH Closet with Fold Down Table – SFE Full Height in lieu of BFE Underbin – Drissen – BFE” (Master Change) (c) Proposal No. ASA-MO-1401866, “Interior Retrofit Services Order – Space Bins”, as amended (Retrofit Proposal) This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement ASA-PA-2497-LA-1404217 and amends and supplements the Purchase Agreement. This Letter Agreement applies to the 737-990ER Aircraft listed below (collectively, Full Closet Eligible Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. Contract Delivery Month Manufacturer Serial Number [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

ASA-PA-2497-LA-1404217R1 Page 2 [***] SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Contract Delivery Month Manufacturer Serial Number [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

ASA-PA-2497-LA-1404217R1 Page 3 [***] SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Contract Delivery Month Manufacturer Serial Number [***] [***] [***] [***] [***] [***] [***] [***] 1. [***] Boeing Model [***] 737-900ER [***] 1.2 [***] and will be escalated to the scheduled month of the respective Full Closet Eligible Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Full Closet Eligible Aircraft. [***] 2. Assignment. The [***] described in this Letter Agreement is provided as a [***] to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. 3. Confidentiality. Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

ASA-PA-2497-LA-1404217R1 Page 4 [***] SA-39 BOEING PROPRIETARY * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Very truly yours, THE BOEING COMPANY By Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: ______________________________ ALASKA AIRLINES, INC. By Its VP/Finance & Treasurer